CONDENSED BALANCE SHEETS [Parenthetical] (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Accumulated discounts on current portion of convertible debt (in dollars)	$ 32,513	$ 0
Accumulated discounts on long-term debt and convertible debt (in dollars)	$ 39,807	$ 109,310	$ 44,873
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000	80,000,000
Common stock, shares outstanding	29,139,828	14,002,290	11,383,211